UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Acrivon Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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Company Logo P.O, BOX 8016, CARY, NC 27512-9903 Your vote matters! Acrivon Therapeutics, Inc. Annual Meeting of Stockholders Thursday, June 20, 2024 11:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ACRV for more details, You must register to attend the meeting online and/or participate at www.proxydocs.com/ACRV For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ACRV To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper, Proxy materials can he distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 10, 2024. SEE REVERSE FOR FULL AGENDA Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held On June 20, 2024 For Stockholders of record as of April 22, 2024 To order paper materials, use one of the following methods. To receive paper materials, you must make this request on or before June 10, 2024. Internet: www, investorelections.com/ACRV Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located belay) in the subject line, No other requests, instructions OR other inquiries should be includes with your e-mail requesting material Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions, Copyright © 2024 BetaNxr, Inc. or its affiliates. All Rights Reserved

Company Logo Acrivon Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL DIRECTOR NOMINEES AND FOR PROPOSAL 2 PROPOSAL 1 Election of Class II Directors 1.01 Kristina Masson, Ph.D., M.B.A. 1.02 Sharon Shacham, Ph., M.B.A. 1.03 Ivana Magovcevic-Liebisch, Ph.D., J.D. 2. __ Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year ending December 31, 2024. 3. The transaction of such other business as may properly come before the meeting.